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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                                    FORM 8-K

               CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
                      THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):        July 8, 2002

                                CVEO Corporation
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                 (Exact name of registrant specified in Charter)

           Delaware                      1-13430                 04-1419731
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(State or other jurisdiction     (Commission File Number)     (I.R.S. Employer
      of incorporation)                                      Identification No.)

    790 Turnpike Street, Suite 202, North Andover, MA         01845
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         (Address of principal executive offices)            Zip Code

Registrant's telephone, including area code:    978.794.5520
                                                ------------

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         (Former name and former address, if changed since last report)


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ITEM 5.   OTHER EVENTS

     Pursuant to Bankruptcy Rule 2015, on July 8, 2002 CVEO Corporation, formerly named Converse Inc., filed its monthly operating report covering the period ending May 31, 2002 with the United States Bankruptcy Court for the District of Delaware.

     Attached as Exhibit 99.1 to this Form 8-K is the following financial information included in such monthly operating report:

     o    Consolidated Balance Sheet as of May 31, 2002.

     o Consolidated Income Statement for the month of May 2002 and the 17 months ended May 31, 2002.

     o    Schedule of Cash Receipts and Disbursements May 1, 2002 to May 31,
          2002.

ITEM 7.   FINANCIAL STATEMENTS AND EXHIBITS

     (c)  Exhibits

     99.1 Financial Information


                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized, in North Andover, Massachusetts on July 23, 2002.

                                        CVEO CORPORATION


                                        By: /s/ James E. Lawlor
                                            ---------------------------------
                                            James E. Lawlor
                                            Senior Vice President and
                                            Chief Financial Officer

                                       2

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                                INDEX TO EXHIBITS


Exhibit                                                            Page
-------                                                            ----
99.1     Financial Information                                       4